EXHIBIT 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the Report of Midland International Corporation (the "Registrant") on Form 10-QSB for the period ended June 30, 2005 (the "Report") as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Quarterly Report on Form 10-QSB of the Company for the quarterly period ended June 30, 2005, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchanges Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ John G. Simmonds
----------------------------
John G. Simmonds
Chief Executive Officer
(principal executive officer of the Registrant)

Dated: August 15, 2005


/s/ Gary Hokkanen
----------------------------
Gary Hokkanen
Chief Financial Officer
(principal financial officer of the Registrant)

Dated: August 15, 2005